                                                                    EXHIBIT 99.8


                  AMENDED AND RESTATED JOINT FILING AGREEMENT


         This will confirm the agreement by and among all of the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of Common Stock of Shaw Industries, Inc., is being, and any and all amendments to such Schedule 13D may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.


                                                 Dated: December 5, 2000


                                                 ROBERT E. SHAW*
                                                 ----------------------------
                                                 Robert E. Shaw


                                                 ROBERT E. SHAW, L.P.

                                                 By: ROBERT E. SHAW*
                                                    -------------------------
                                                 Name:  Robert E. Shaw
                                                 Title: General Partner


                                                 ANNA SUE SHAW*
                                                 ----------------------------
                                                 Anna Sue Shaw*


                                                 ROBERT E. SHAW, JR.*
                                                 ----------------------------
                                                 Robert E. Shaw, Jr.


                                                 SUSAN S. YOUNG*
                                                 ----------------------------
                                                 Susan S. Young


                                                 THOMAS TRIPP SHAW*
                                                 ----------------------------
                                                 Thomas Tripp Shaw


                                                 LEWIS CLAYTON SHAW*
                                                 ----------------------------
                                                 Lewis Clayton Shaw


                                                 JULIAN D. SAUL*
                                                 ----------------------------
                                                 Julian D. Saul


                                                 JULIAN D. SAUL FAMILY TRUST


                                                 By: JULIAN D. SAUL*
                                                    -------------------------
                                                 Name:  Julian D. Saul
                                                 Title: Trustee

                                    SAUL FAMILY HOLDINGS, LLC

                                    BY: JULIAN D. SAUL*
                                        ----------------------------------------
                                    Name: Julian D. Saul
                                    Title: Manager


                                    ANITA SAUL*
                                    --------------------------------------------
                                    Anita Saul


                                    ANITA SAUL FAMILY TRUST

                                    BY: ANITA SAUL*
                                        ----------------------------------------
                                    Name: Anita Saul
                                    Title: Trustee


                                    NORRIS LITTLE*
                                    --------------------------------------------
                                    Norris Little


                                    LITTLE FAMILY LIMITED
                                    PARTNERSHIP

                                    By: NORRIS LITTLE*
                                        ----------------------------------------
                                    Name: W. Norris Little
                                    Title: General Partner


                                    WILLIAM C. LUSK*
                                    --------------------------------------------
                                    William C. Lusk


                                    VANCE D. BELL*
                                    --------------------------------------------
                                    Vance D. Bell


                                    GERALD EMBRY*
                                    --------------------------------------------
                                    Gerald Embry


                                    SPRIGHT D. HOLLAND*
                                    --------------------------------------------
                                    Spright D. Holland


                                    KENNETH G. JACKSON*
                                    --------------------------------------------
                                    Kenneth G. Jackson


                                   JEFFREY TODD MEADOWS*
                                   -----------------------------------
                                   Jeffrey Todd Meadows

                                   PERCY D. MERRITT*
                                   -----------------------------------
                                   Percy D. Merritt

                                   HENRY H. LONG*
                                   -----------------------------------
                                   Henry H. Long

                  JULIUS C. SHAW, JR.*
                  -----------------------------------
                  Julius C. Shaw, Jr.

                  J.C. SHAW*
                  -----------------------------------
                  J.C. Shaw


                  SHAW FAMILY HOLDINGS, LLC


                  By: J.C. SHAW*
                      -------------------------------
                  Name: J.C. Shaw
                  Title: Manager


                  LEGACY STRATA, LLC


                  By: J.C. SHAW*
                      -------------------------------
                  Name: J.C. Shaw
                  Title: Manager

                  LINDA SAUL SCHEJOLA*
                  -----------------------------------
                  Linda Saul Schejola


                  LINDA SAUL SCHEJOLA FAMILY TRUST


                  By: LINDA SAUL SCHEJOLA*
                      -------------------------------
                  Name: Linda Saul Schejola
                  Title: Trustee

                  R. JULIAN MCCAMY*
                  -----------------------------------
                  R. Julian McCamy


                  ELEANOR SHAW MCCAMY*
                  -----------------------------
                  Eleanor Shaw Mccamy*


                  MCCAMY CAPITAL, LLC


                  By: R. JULIAN MCCAMY*
                  -----------------------------
                  Name: R. Julian Mccamy
                  Title: Manager


                  CLUB DEVELOPMENT ASSOCIATES,
                  INC.

                  By: MIKE SANDERS*
                  -----------------------------
                  Name: Mike Sanders
                  Title: President


                  *By /s/ROBERT R. HARLIN
                   -----------------------------
                   Robert R. Harlin
                   Attorney-in-Fact